                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2001

ASSETS:
      Investments in BBH European Equity Portfolio (the
        "Portfolio"), at value ...................................  $83,449,387
      Receivable for capital stock sold ..........................       53,554
                                                                    -----------
         Total Assets ............................................  $83,502,941
                                                                    -----------
LIABILITIES:
      Payables for:
         Capital stock redeemed ..................................      571,976
         Professional fees .......................................       17,948
         Shareholder servicing/eligible institution fees .........       17,775
         Administrative fees .....................................        8,887
         Accounting fees .........................................        3,333
         Board of Directors' fees ................................        2,200
         Accrued expenses and other liabilities ..................        8,073
                                                                    -----------
            Total Liabilities ....................................      630,192
                                                                    -----------
      NET ASSETS .................................................  $82,872,749
                                                                    ===========
      Net Assets Consist of:
         Paid-in capital .........................................  $77,079,508
         Undistributed net investment income .....................       67,768
         Accumulated net realized loss on investments and foreign
           exchange transactions .................................   (7,091,142)
         Net unrealized appreciation on investments and foreign
           currency translations .................................   12,816,615
                                                                    -----------
Net Assets .......................................................  $82,872,749
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
         ($82,872,749 / 3,000,971 shares) ........................       $27.62
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2001

NET INVESTMENT INCOME:
      Net Investment Income Allocated from Portfolio:
         Dividends (net of foreign withholding taxes of $374,948)  $  1,801,642
         Expenses ................................................     (932,364)
                                                                   ------------
            Net Investment Income Allocated from Portfolio .......      869,278
                                                                   ------------
      Fund Expenses:
         Shareholder servicing/eligible institution fees .........      294,758
         Administrative fees .....................................      147,371
         Professional fees .......................................       24,152
         Board of Directors' fees ................................       11,482
         Accounting fees .........................................        7,331
         Registration expense ....................................       28,912
         Miscellaneous expenses ..................................       15,329
                                                                   ------------
            Total Expenses .......................................      529,335
                                                                   ------------
      Net Investment Income ......................................      339,943
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS ALLOCATED FROM PORTFOLIO:
      Net  realized  loss  on  investments  and  foreign
        exchange  transactions ...................................   (4,334,537)
      Net  change in  unrealized  appreciation  (depreciation)
        on investments and foreign currency translations .........  (29,446,845)
                                                                   ------------
            Net Realized and Unrealized Loss Allocated from
              Portfolio ..........................................  (33,781,382)
                                                                   ------------
      Net Decrease in Net Assets Resulting from Operations ....... $(33,441,439)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            For the years
                                                           ended October 31,
                                                     ---------------------------
                                                         2001          2000
                                                     -----------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income allocated
      from portfolio ............................... $   339,943   $    121,887
    Net realized gain (loss) on investments
     and foreign exchange transactions allocated
     from portfolio ................................  (4,334,537)       386,913
    Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency translations allocated from portfolio  (29,446,845)    12,162,328
                                                     -----------   ------------
     Net increase (decrease) in net assets
       resulting from operations ................... (33,441,439)    12,671,128
                                                     -----------   ------------
  Dividends and distributions declared:
    From net investment income .....................    (339,943)            --
    From net realized gains ........................  (1,205,542)   (12,019,424)
    In excess of net realized gains                           --     (1,595,979)
                                                     -----------   ------------
        Total dividends and distributions declared .  (1,545,485)   (13,615,403)
                                                     -----------   ------------
  Capital stock transactions:
    Net proceeds from sales of capital stock .......  54,879,983     69,950,545
    Net asset value of capital stock issued to
     shareholders in reinvestment of dividends
       and distributions ...........................     209,569     10,360,044
    Net cost of capital stock redeemed ............. (86,018,406)   (73,892,346)
                                                     -----------   ------------
    Net increase (decrease) in net assets resulting
     from capital stock transactions ............... (30,928,854)     6,418,243
                                                     -----------   ------------
       Total increase (decrease) in net assets ..... (65,915,778)     5,473,968
NET ASSETS:
  Beginning of year ................................ 148,788,527    143,314,559
                                                     -----------   ------------
  End of year (including undistributed net
     investment income of $67,768 and
     $143,672, respectively) ....................... $82,872,749   $148,788,527
                                                     ===========   ============

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                              FINANCIAL HIGHLIGHTS
   Selected per share data and ratios for a share outstanding throughout each year

                                                             For the years ended October 31,
                                               ------------------------------------------------------
                                                 2001        2000        1999       1998        1997
                                                ------       -----       -----      -----       -----
Net asset value, beginning of year ..........  $ 37.59      $37.92      $39.05     $38.02      $35.02
Income from investment operations:
   Net investment income allocated
     from portfolio .........................     0.11        0.03        0.09(1)    0.42        0.39
   Net realized and unrealized gain
     (loss) allocated from portfolio ........    (9.68)       3.20        4.15       6.06        5.29
Less dividends and distributions:
   From net investment income ...............    (0.05)         --       (0.65)     (0.31)      (0.41)
   In excess of net investment income .......       --          --       (0.01)        --          --
   From net realized gains ..................    (0.35)      (3.14)      (4.71)     (5.14)      (2.27)
   In excess of net realized gains ..........       --       (0.42)         --         --          --
                                                ------      ------      ------     ------      ------
Net asset value, end of year ................   $27.62      $37.59      $37.92     $39.05      $38.02
                                                ======      ======      ======     ======      ======
Total return ................................   (25.74)%      8.26%      11.87%     19.34%      17.28%
Ratios/Supplemental data:
   Net assets, end of year (000's omitted) ..  $82,873    $148,789    $143,315   $155,557    $154,179
   Expenses as a percentage of average
     net assets:
   Expenses paid by Fund ....................     1.24%(2)    1.22%(2)    1.33%      1.18%       1.32%
   Expenses paid by commissions .............       --          --          --       0.01%(3)    0.01%(3)
   Expenses offset arrangement ..............       --        0.04%(2)      --       0.02%       0.03%
                                                ------      ------      ------     ------      ------
      Total expenses ........................     1.24%       1.26%       1.33%      1.21%       1.36%
   Ratio of net investment income to average
     net assets .............................     0.29%       0.08%       0.24%      0.60%       1.02%
   Portfolio turnover rate ..................       16%(4)      42%(4)      37%        56%         82%

----------
1     Calculated using average shares outstanding for the year.

2 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

3 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

4 Portfolio turnover rate is that of the Portfolio in which the Fund invests.

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street European Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-ended management investment company organized under the laws of the State of Maryland on July 19, 1990. The Fund commenced operations on November 1, 1990.

      The Fund invests all of its investable assets in the BBH European Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 50% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of income, expenses, and realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis which these financial statements are prepared. Accordingly, the amounts of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions, utilization of capital loss carryforwards and the recognition of unrealized gains or losses on open forward foreign currency exchange contracts and passive foreign investment companies at year-end. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Administrative Fees. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC"), for which BBHTC receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. BBHTC has a sub administration services

                    THE 59 WALL STREET EUROPEAN EQUITY FUND
agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the BBHTC. For the year ended October 31, 2001, the Fund incurred $147,371 for administrative services.

      Shareholder Servicing/Eligible Institution Fees. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 2001, the Fund incurred $294,758 for such services.

      Accounting Fees. The Corporation has a accounting agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Fund incurred $7,331 for accounting services.

      Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from each Fund. For the year ended October 31, 2001, the Fund incurred $11,482 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                           For the years ended October 31,
                                           -------------------------------
                                                2001             2000
                                             ----------       ----------
      Capital stock sold ..................   1,587,927        1,761,695
      Capital stock issued in connection
         with reinvestment of dividends
           and distributions ..............       5,737          267,218
      Capital stock redeemed ..............  (2,550,567)      (1,849,992)
                                             ----------       ----------
      Net increase (decrease) .............    (956,903)         178,921
                                             ==========       ==========

      5. Federal Income Tax Status At October 31, 2001, the Fund for federal income tax purposes, has a capital loss carry forward of $5,480,433, which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration or October 31, 2009.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street European Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street European Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 59 Wall Street European Equity Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2001.

European Equity Fund

      European economies and equity markets disappointed in the year ending October 31, 2001. Depressed by fears that Europe would follow the U.S. into recession, investors were sellers of equity through much of the year. As measured by the MSCI-European Index in U.S. dollars, equity markets declined almost 23% during the period. A modest rebound in the value of the euro during the year provided a slight offset. In late summer, just as the European economy was showing signs of stabilizing, economies and markets worldwide were dealt another serious blow as the terrorist attacks of September 11th undermined investor sentiment further and postponed economic recovery.

      The 59 Wall Street European Equity Fund failed to keep pace with its benchmark, modestly underperfoming during a difficult period. Underperformance was largely the result of stock selection. The Fund was defensively positioned as we began the year, but in anticipation of an improving economic environment in the second half of 2001, we began to reposition the portfolio, reducing exposure to pharmaceuticals and other more defensive sectors in favor of more cyclically oriented beneficiaries of recovery. With the benefit of hindsight, those shifts were premature, but do position the Fund well for 2002.

      We expect that the more aggressive steps taken by the ECB in cutting interest rates by 100 basis points in the two months following the World Trade Center attacks will help to halt the deceleration of growth in Europe and position the region for a pick-up next year. The prospect of better profits growth next year, coupled with reasonable price-earnings valuations and lower interest rates, bode well for European equities over the next twelve months. In expectation of better equity returns in 2002, we will continue to look for opportunities to broaden our portfolio exposure to economically-sensitive issues, and reduce the defensive characteristics of the portfolio, over the next few months.

                     European Equity Fund Growth of $10,000

              ---------------------------------------------------
                                Total Return
              ---------------------------------------------------
              One Year           Five Years            Inception
                Ended          Ended 10/31/01         to 10/31/01
              10/31/01           (Annualized)        (Annualized)
              ---------------------------------------------------
               (25.74)%             4.71%                7.94%
              ---------------------------------------------------

[The following information was depicted as a line chart in the printed material]

         Date               European Equity Fund*    MSCI-Europe
         ----               ---------------------    -----------
      11/1/1990                   $10,000              $10,000
     (inception)
     10/31/1991                   $10,160              $10,694
     10/31/1992                   $10,960              $10,493
     10/31/1993                   $13,680              $13,186
     10/31/1994                   $14,685              $14,668
     10/31/1995                   $16,068              $16,608
     10/31/1996                   $18,418              $19,508
     10/31/1997                   $21,601              $24,577
     10/31/1998                   $25,779              $30,244
     10/31/1999                   $28,839              $34,031
     10/31/2000                   $31,221              $34,357
       10/31/01                    23,186               26,509

*     net of fees and expenses

            Past performance is not predictive of future performance.

                          BBH EUROPEAN EQUITY PORTFOLIO

                            Portfolio of Investments
                                October 31, 2001

 Shares                                                              Value
 ------                                                           -----------
                       COMMON STOCKS (99.3%)
                       FINLAND (3.4%)
                       MULTI-INDUSTRY
  271,100              Nokia AB ................................  $ 5,665,369
                                                                  -----------
                       TOTAL FINLAND ...........................    5,665,369
                                                                  -----------
                       FRANCE (22.5%)
                       BANKING
   79,928              BNP Paribas SA ..........................    6,643,858
                                                                  -----------
                       CAPITAL EQUIPMENT
  191,500              Alcatel SA ..............................    2,889,025
                                                                  -----------
                       ELECTRONIC SEMI-CONDUCTOR
   78,180              STMicroelectronics NV ...................    2,186,694
                                                                  -----------
                       ENERGY
   54,463              Total Fina Elf SA .......................    7,643,207
                                                                  -----------
                       PHARMACEUTICALS
   86,000              Aventis SA ..............................    6,324,638
   29,165              Sanofi-Synthelabo SA ....................    1,921,848
                                                                  -----------
                                                                    8,246,486
                                                                  -----------
                       SERVICES
  138,200              Accor SA ................................    4,335,203
  182,465              Suez SA .................................    5,733,603
                                                                  -----------
                                                                   10,068,806
                                                                  -----------
                       TOTAL FRANCE ............................   37,678,076
                                                                  -----------
                       GERMANY (6.7%)
                       BANKING
   17,220              Direkt Anlage Bank AG* ..................      183,260
                                                                  -----------
                       INSURANCE
   16,744              Allianz AG Registered. ..................    3,929,911
   11,095              Muenchener Rueckversicherungs
                         Gesellschaft AG .......................    2,924,451
                                                                  -----------
                                                                    6,854,362
                                                                  -----------
                       MULTI-INDUSTRY
   81,000              E.On AG .................................    4,226,321
                                                                  -----------
                       TOTAL GERMANY ...........................   11,263,943
                                                                  -----------
                       IRELAND (4.9%)
                       BANKING
  491,000              Allied Irish Banks, Plc. ................  $ 4,770,399
                                                                  -----------
                       PHARMACEUTICALS
   73,600              Elan Corp., Plc. ADR* ...................    3,359,840
                                                                  -----------
                       TOTAL IRELAND ...........................    8,130,239
                                                                  -----------
                       ITALY (11.6%)
                       ENERGY
  305,000              ENI SpA .................................    3,819,342
                                                                  -----------
                       FINANCE
  189,600              Banca Fideuram SpA ......................    1,168,365
  490,000              Mediolanum SpA ..........................    3,795,322
                                                                  -----------
                                                                    4,963,687
                                                                  -----------
                       INSURANCE
  117,256              Assicurazioni Generali ..................    3,211,972
                                                                  -----------
                       TELECOMMUNICATIONS
  599,200              Telecom Italia Mobile SpA ...............    3,261,194
  492,083              Telecom Italia SpA ......................    4,103,624
                                                                  -----------
                                                                    7,364,818
                                                                  -----------
                       TOTAL ITALY .............................   19,359,819
                                                                  -----------
                       NETHERLANDS (4.7%)
                       CONSUMER GOODS
  113,252              Heineken NV .............................    4,161,859
                                                                  -----------
                       ELECTRIC COMPONENTS
  164,100              Philips Electronics NV ..................    3,726,039
                                                                  -----------
                       TOTAL NETHERLANDS .......................    7,887,898
                                                                  -----------
                       SPAIN (10.6%)
                       BANKING
  738,758              Banco Santander Central
                         Hispano SA ............................    5,682,216
                                                                  -----------
                       FINANCE
  539,200              Banco Bilbao Vizcaya
                         Argentaria SA .........................    6,029,350
                                                                  -----------

                          BBH EUROPEAN EQUITY PORTFOLIO

                            Portfolio of Investments
                          October 31, 2001 (continued)

 Shares                                                              Value
 ------                                                           -----------
                       SPAIN (continued)
                       TELECOMMUNICATIONS
  493,905              Telefonica SA* ..........................  $ 5,927,188
                                                                  -----------
                       TOTAL SPAIN .............................   17,638,754
                                                                  -----------
                       SWEDEN (3.9%)
                       CAPITAL EQUIPMENT
254,640              Ericsson (LM) Telephone Co.
                         Class `B' .............................    1,102,813
                                                                  -----------
                       CONSUMER DURABLES
  205,587              Electrolux AB ...........................    2,466,828
                                                                  -----------
                       MULTI-INDUSTRY
  144,000              Atlas Copco AB ..........................    2,929,244
                                                                  -----------
                       TOTAL SWEDEN ............................    6,498,885
                                                                  -----------
                       UNITED KINGDOM (31.0%)
                       BANKING
  696,700              Lloyds TSB Group, Plc. ..................    7,025,156
                                                                  -----------
                       ENERGY
  590,400              BP Amoco, Plc. ..........................    4,760,910
  504,000              Shell Transport & Trading Co., Plc. .....    3,771,277
                                                                  -----------
                                                                    8,532,187
                                                                  -----------
                       FOOD & BEVERAGES
  503,155              Diageo, Plc. ............................  $ 5,018,720
                                                                  -----------
                       MEDIA
  199,176              Pearson, Plc. ...........................    2,381,702
                                                                  -----------
                       PHARMACEUTICALS
  329,520              GlaxoSmithKline, Plc. ...................    8,857,358
                                                                  -----------
                       SERVICES
  409,000              BAA, Plc. ...............................    3,265,440
  406,194              Compass Group, Plc. .....................    2,959,751
  563,991              EasyJet, Plc.*. .........................    3,081,134
                                                                  -----------
                                                                    9,306,325
                                                                  -----------
TELECOMMUNICATIONS
  873,299              British Telecom, Plc. ...................    4,415,632
  683,700              Spirent, Plc. ...........................    1,162,257
2,242,500              Vodafone Group, Plc. ....................    5,180,602
                                                                  -----------
                                                                   10,758,491
                                                                  -----------
                       TOTAL UNITED KINGDOM ....................   51,879,939
                                                                  -----------


TOTAL INVESTMENTS, (Identified cost
  $182,830,671) (a) .................................   99.3%    $166,002,922
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......    0.7        1,101,504
                                                       -----     ------------
NET ASSETS ..........................................  100.0%    $167,104,426
                                                       =====     ============
----------

*     Non-income producing security

(a) The aggregate cost for federal income tax purposes is $181,515,103, the aggregate gross unrealized appreciation is $16,273,316, and the aggregate gross unrealized depreciation is $31,785,497, resulting in net unrealized depreciation of $15,512,181.

   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS:
      Investments securities, at value (identified
        cost $182,830,671) ....................................  $166,002,922
      Cash ....................................................     1,564,346
      Receivables for:

         Dividends ............................................       243,796
         Foreign tax reclaim ..................................       124,171
         Contributions ........................................        53,554
                                                                 ------------
            Total Assets ......................................   167,988,789
                                                                 ------------
LIABILITIES:
      Payables for:
         Withdrawals ..........................................       616,882
         Custody fees .........................................        96,042
         Investment advisory fees .............................        92,417
         Administration fees ..................................         4,976
         Trustees' fees .......................................         3,000
         Accrued expenses and other liabilities ...............        71,046
                                                                 ------------
            Total Liabilities .................................       884,363
                                                                 ------------
NET ASSETS ....................................................  $167,104,426
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2001

NET INVESTMENT INCOME:
      Income:
         Dividends (net of foreign withholding taxes
           of $692,201) .......................................   $  3,333,499
                                                                  ------------
      Expenses:
         Investment advisory fees .............................      1,423,001
         Custody fees .........................................        286,261
         Administrative fees ..................................         76,603
         Trustees' fees and expenses ..........................         15,999
         Miscellaneous expenses ...............................         31,481
                                                                  ------------
           Total Expenses .....................................      1,833,345
           Fees paid indirectly ...............................       (103,757)
                                                                  ------------
           Net expenses .......................................      1,729,588
                                                                  ------------
      Net Investment Income ...................................      1,603,911
                                                                  ------------

NET REALIZED AND UNREALIZED LOSS:
      Net realized loss on investments and foreign exchange
        transactions ..........................................    (12,060,334)
      Net change in unrealized depreciation on investments
         and foreign currency translations ....................    (51,545,713)
                                                                  ------------
      Net Realized and Unrealized Loss ........................    (63,606,047)
                                                                  ------------
      Net Decrease in Net Assets Resulting from Operations ....   $(62,002,136)
                                                                  ============


   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            For the years
                                                           ended October 31,
                                                     ---------------------------
                                                       2001             2000
                                                     --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment income  ....................... $  1,603,911   $  1,381,160
     Net realized gain (loss) on investments
       and foreign exchange transactions  .........  (12,060,334)     2,318,033
     Net change in unrealized appreciation
       (depreciation) on investments and foreign
          currency translations  ..................  (51,545,713)    34,710,029
                                                    ------------   ------------
          Net increase (decrease) in net assets
            resulting from operations .............  (62,002,136)    38,409,222
                                                    ------------   ------------

   Capital stock transactions:
     Proceeds from contributions  .................   64,919,245    373,829,857
     Fair value of withdrawals  ................... (101,960,720)  (146,091,042)
                                                    ------------   ------------
          Net increase (decrease) in net assets
            resulting from capital stock
               transactions  ......................  (37,041,475)   227,738,815
                                                    ------------   ------------
               Total increase (decrease) in
                 net assets  ......................  (99,043,611)   266,148,037

NET ASSETS:

   Beginning of year  .............................  266,148,037             --
                                                    ------------   ------------
   End of year  ................................... $167,104,426   $266,148,037
                                                    ============   ============

   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY Portfolio

                              FINANCIAL HIGHLIGHTS

                                                            For the years
                                                           ended October 31,
                                                       -----------------------
                                                         2001           2000
                                                       --------       --------
Total return ........................................    (25.41)%         8.64%
Ratios/Supplemental data:
   Net assets, end of period (000's omitted) ........  $167,104       $266,148
   Expenses as a percentage of average net assets:
     Expenses paid by Portfolio .....................      0.79%          0.82%
     Expenses offset arrangement ....................      0.05%          0.02%
                                                       --------       --------
          Total Expenses ............................      0.84%          0.84%
   Ratio of net investment income to average net
     assets .........................................      0.73%          0.52%
   Portfolio turnover rate ..........................        16%            42%

   The accompanying notes are an integral part of these financial statements.

                         BBH EUROPEAN EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. BBH European Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

            B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at year end, arising from changes in the exchange rate.

            C. Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if the

                          BBH EUROPEAN EQUITY PORTFOLIO
      counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Portfolio are determined using forward currency exchange rates supplied by a quotation service.

            D. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

            E. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Portfolio has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which it pays BBH a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2001, the Portfolio incurred $1,423,001 for advisory services.

      Administrative Fees. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. BBHTC has a subadministration agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon. For the year ended October 31, 2001, the Portfolio incurred $76,603 for administrative services.

      Custody Agreement Fees. The Portfolio has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Portfolio incurred $286,261 for custody services. Custody fees for the Portfolio were reduced by $103,757 as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses. For the year ended October 31, 2001, the Portfolio incurred $15,999 for these fees.

      3. Investment Transactions. For the year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $34,792,705 and $62,220,225, respectively. There were no purchases or sales of U.S. government obligations during the year.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH European Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities of BBH European Equity Portfolio, including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH European Equity Portfolio as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general
information of  shareholders  and is not
authorized    for     distribution    to
prospective investors unless preceded or
accompanied by an effective  prospectus.
Nothing   herein   contained  is  to  be
considered   an   offer  of  sale  or  a
solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                              European Equity Fund

                                  ANNUAL REPORT

                                October 31, 2001